 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 5, 2007

REGISTRATION NOS. 333 -122901
811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 29	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 33	☒

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:
Karin Flynn
Vedder, Price, Kaufman & Kammholz, P.C.
222 North LaSalle Street
Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐ on _______________ pursuant to paragraph (b) of Rule 485; or
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐ on _________ pursuant to paragraph (a)(1) of Rule 485; or
☒ 75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐ on _________ pursuant to paragraph (a)(2) of Rule 485; or
☐ on __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

.
Subject to Completion
Preliminary Prospectus Dated ______, 2008

PROSPECTUS

Insight Small Cap Growth Fund

Class A Shares

__________________________, 2008

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Insight Small Cap Growth Fund
A series of Investment Managers Series Trust (the “Trust”)

Insight Small Cap Growth Fund (the “Fund”) is a mutual fund that seeks capital appreciation.
.

Insight Capital Research & Management, Inc.® (the “Advisor” or “Insight Capital”) is the investment advisor to the Fund.

Table of Contents
AN OVERVIEW OF THE FUND	3
PERFORMANCE	3
FEES AND EXPENSES	4
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	6
PRINCIPAL RISKS OF INVESTING IN THE FUND	7
MANAGEMENT OF THE FUND	8
RULE 12B-1 PLAN AND SHAREHOLDER SERVICING PLAN	10
YOUR ACCOUNT WITH THE FUND	10
SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES	19
DIVIDENDS AND DISTRIBUTIONS	19
FEDERAL INCOME TAX CONSEQUENCES	19
PRIVACY NOTICE	21

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is _________________________, 2008.

AN OVERVIEW OF THE FUND

What is the Fund’s Investment Objective?	The Fund’s investment objective is capital appreciation.
What are the Fund’s Principal Investment Strategies?	The Fund seeks to achieve its objective by investing primarily in the common stock of smaller, rapidly growing emerging growth companies.
What are the Principal Risks of Investing in the Fund?
There is the risk that you could lose money by investing in the Fund. The value of your investment in the Fund will fluctuate as the stocks in the Fund’s portfolio change in price. The prices of the stocks the Advisor selects may decrease in value. Also, the stock market may decline suddenly, and for extended periods of time, thereby adversely affecting the prices of the stocks held by the Fund. In addition, there is risk for investing in smaller companies which may have limited product lines, markets or financial resources and they may depend on a few key employees.

Because the Fund is new, its success cannot be guaranteed. There is a risk that the Fund will be liquidated if the Fund does not attract enough assets to support its continued existence. Liquidation does not require prior approval of the Fund’s shareholders and will trigger a taxable event for federal income tax purposes equivalent to redemption of Fund shares.

By itself, the Fund is not a complete, balanced investment plan and the Fund cannot guarantee that it will achieve its investment objective.

Who may want to Invest in the Fund?
The Fund may be appropriate for investors who:

•  Have a long-term investment time horizon;

•  Have a retirement plan or 401(k) plan;

•  Want to add an investment with the potential for capital appreciation to diversify their investment portfolio;

•  Can accept the greater risks of investing in a fund with smaller companies common stock holdings; and

•  Are not primarily concerned with stability of principal.

PERFORMANCE

Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	4.75%[1]
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)	2.00%[2]

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management fees	1.00%
Distribution and Service (Rule 12b-1) fees	0.25%
Shareholder servicing fee	0.10%
Acquired fund fees and expenses[3]	0.01%
Other expenses [4]	0.39%

Total annual fund operating expenses[5]	1.75%

[1]
Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above. A 1% contingent deferred sales charge may apply to shares redeemed within 12 months of purchase from initial investments of $1 million or more, where no sales charge applies.

[2]
The Fund charges a 2% fee if you redeem shares of the Fund within 30 days of purchase. The Fund’s transfer agent UMB Fund Services, Inc. (“Transfer Agent”) charges a $15 fee for wire redemptions and for redemption checks sent via overnight delivery.

[3]
Reflects the estimated pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

[4]	These expenses, which include a shareholder servicing fee of 0.10%, are estimated for the current fiscal year.
[5]
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 1.75% of average daily net assets of the Fund. The duration of this contract is indefinite and may be terminated by the Trust’s Board of Trustees (the “Board”). In turn, the Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the initial sales charge. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Please note that the figures below are based on the Fund’s net expenses resulting from the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$	$

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Insight Small Cap Growth Fund’s investment objective is capital appreciation. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days notice.

Principal Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of growing small cap companies. The Fund may invest in smaller, rapidly growing emerging growth companies. Emerging small cap growth companies are those whose market capitalizations, at the time of purchase, are less than or equal to the capitalization of the company with the largest capitalization in the Russell 2000® Index or the S&P Small Cap 600 Index , which  as of ________________, 2007, was $__ billion. The Fund will generally invest in industry segments experiencing rapid growth and will likely have a portion of its assets in technology and technology-related stocks. The Fund may invest in both domestic and foreign securities.

At the discretion of the Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Fund’s Portfolio Selection Process

The Advisor uses a disciplined, three-step process to evaluate the investable domestic universe of actively traded public companies. The process includes quantitative analysis, fundamental analysis, and a stock price performance analysis. Insight Capital’s approach to portfolio construction is based entirely on a “bottom-up” approach. The Fund typically holds between 40 and 60 stocks.

Insight Capital considers companies that:

•	are rapidly growing in sales and earnings;

•	show attractive relative risk/return characteristics;

•	have highly defensible competitive advantages;

•	have strong management teams; and

•	have stocks with good relative performance.

The Fund may sell a security when its performance deteriorates relative to the market. A security may also be sold if the company’s fundamental attractiveness weakens, this may include slowing earnings growth, or a prospective slowing of earnings growth.

Portfolio Turnover

The Fund’s annual portfolio turnover rate indicates changes in portfolio investments. The Advisor will sell a security when appropriate and consistent with the Fund’s investment objectives and policies regardless of the effect on the Fund’s portfolio turnover rate.

A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher amounts of capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund’s performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

The Fund cannot accurately predict future annual portfolio turnover rates. They may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Temporary or Cash Investments

Under normal market conditions, the Fund will invest substantially all of its assets according to its principal investment strategies as noted above. The Fund may, however, temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and/or money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective during that period.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate in the advance as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks that may adversely affect the Fund’s net asset value or total return have previously been summarized under “An Overview of the Fund.” These risks are discussed in more detail below.

The Fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the Fund.

Market Risk
The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Risk
The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Smaller Company Risk
Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources and they may depend on a few key employees.

Liquidity Risk
A security may not be sold at the time desired or without adversely affecting the price.

Non-U.S. Investment Risk
Although the Fund will limit its investment in securities of foreign issuers to American Depositary Recepits (“ADRs”) and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Management Risk
The skill of the Advisor will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the Advisor’s ability to select stocks, particularly in volatile stock markets. The Advisor could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Sector Risk
From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

Technology Companies Risk
Technology companies are subject to special risks. Because of the increasing rate of technological innovation, the products of technology companies are subject to intense pricing pressure and may become obsolete at a more frequent rate than other types of companies. In addition, such companies tend to be capital intensive and as a result, may not be able to recover all capital investment costs.

Conflicts of Interest Risk
The Advisor may advise other clients with investment objectives similar to those of the Fund. The Advisor has a policy to allocate trades fairly among clients. However, there may be instances in which the Fund would not be able to invest in certain limited investment opportunities due to the investment by other clients advised by the Advisor.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information dated ________________________ (the “SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Advisor

Insight Capital Research & Management, Inc., is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). The Advisor’s address is 2121 N. California Blvd, Suite 560, Walnut Creek, CA 94596. The Advisor has provided investment advisory services to individual and institutional accounts since 1988. The Advisor has provided investment advisory services to the Fund since its inception and as of _______________________ managed over $____ billion in assets, which included one other pooled investment vehicles as well as separately managed accounts.

The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services. For its services, the Advisor is entitled to receive an annual management fee, calculated daily and payable monthly, equal to 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Semi-Annual Report dated May 31, 2008.

Prior Performance for Similar Accounts managed by the Advisor

The bar chart illustrates the variability of returns for each calendar year end achieved by Insight Capital for accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

	Highest Quarter	Lowest Quarter

Insight Capital Composite	51.63%, 4Q 1999	-30.75%, 4Q 2000

Average Annual Total Returns
for Similar Accounts managed by the Advisor

(for the periods ended September 30, 2007)

	One Year	Five Years	Ten Years
Insight Capital Composite	55.38%	32.31%	14.78%
Russell 2000 Growth Index^	18.94%	18.70%	3.65%

The following chart summarizes the composite performance of the Advisor’s investment results for accounts with investment objectives similar to that of the Fund. The Advisor’s similar account performance has been adjusted to reflect the fees and expenses of the Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. The similar accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which if applicable, may have adversely affected the investment results of the similar accounts. You should not consider this performance data as an indication of future performance of the Fund.

* The Advisor’s similar account performance is a composite of all portfolios managed by the Advisor with substantially similar investment objectives, policies and investment strategies and without significant client imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class, including sales loads. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

^ The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Portfolio Managers

Mr. Lee Molendyk and Mr. Lance Swanson are responsible for the day-to-day management of the Fund since its inception.

Lee Molendyk  is a portfolio manager of a portion of the Fund. Mr. Molendyk, a Chartered Financial Analyst, is a Vice President and Portfolio Manager. He is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio Team. He is also a member of Insight Capital’s Investment Committee. Prior to joining Insight Capital in 1999, he worked as a Financial Advisor at Morgan Stanley.

Lance Swanson is a portfolio manager of a portion of the Fund. Mr. Swanson, a Vice President and Portfolio Manager, is a Co-Portfolio Manager and Equity Analyst for the All-Cap Growth/Small-Cap Growth Portfolio team. He is also a member of Insight’s Investment Committee. Mr. Swanson first joined Insight in 1996. From late 2000 until early 2002, he worked for Thomas Weisel Partners in San Francisco and then rejoined Insight in 2002.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the net annual fund operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

RULE 12B-1 PLAN AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1of the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution/shareholder services fees for the sale and distribution of its shares. With respect to Class A shares of the Fund, the plan provides for the payment of a distribution/shareholder services fee at the annual rate of up to 0.25% of average daily net assets. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan

In addition, the Trust, on behalf of the Fund, has entered into a Shareholder Servicing Plan with the Advisor. Under the Shareholder Servicing Plan, the Advisor will provide, or arrange for others to provide, certain shareholder services to shareholders of the Funds. The Shareholder Servicing Plan provides for the payment to the Advisor of a service fee at the annual rate of 0.10% of Class A of the Fund’s average daily net assets.

YOUR ACCOUNT WITH THE FUND

Share Price

Shares of the Fund are sold at Net Asset Value (the “NAV”) per share, which is determined by the Fund as of the close of regular trading (generally, 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays.

Purchase and redemption requests are priced at the next NAV calculated after receipt by the Transfer Agent of such requests in good order. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

The Fund’s investments are valued according to market value. Stocks that are “thinly traded” or events occurring after the close of the NYSE may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Description of Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares for the Fund. This Prospectus offers Class A shares of the Fund. With the Class A shares of the Fund, you will pay a sales charge when you initially invest in the Fund and a 2.00% redemption fee on shares redeemed within 30 days of investing. The Fund’s Class A shares impose a 0.25% Rule 12b-1 distribution/shareholder services fee and a 0.10% shareholder servicing fee against the shares average net assets attributable to Class A and over time could cost you more than if you paid other types of sales charges.

Class A Shares

Class A shares are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent in good order. The sales charge declines with the size of your purchase, as shown below:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Investment	Dealer Reallowance(1)
Less than $50,000	4.75%	4.99%	4.75%
$50,000 but less than $100,000	4.25%	4.44%	4.25%
$100,000 but less than $250,000	3.25%	3.36%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1 million or more(2)	0.00%	0.00%	1.00% (2)

(1)
Dealers who have entered into selected dealer agreements with the Fund’s distributor, Grand Distribution Services, LLC (the “Distributor”) receive a percentage of the initial sales charge on sales of shares of the Fund. The dealer’s reallowance may be changed from time to time, and the Distributor may from time to time offer incentive compensation to dealers who sell shares of the Fund.

(2)
The sales load on purchases of one million dollars or more, or on purchases in accounts with an aggregate value of one million or more, will be waived and the dealer reallowance on these purchases will be paid by the Advisor.

Rights of Combination. As shown in the table above, purchases of shares of the Fund by a “single investor” may be eligible for sales charge reductions. A “single investor” is defined as a single individual or entity; members of a family unit comprising husband, wife, and minor children; or a trustee or its fiduciary purchasing for a single fiduciary account. Certain employee benefit and retirement benefit plans may also be considered as “single investors” if certain uniform criteria are met. Please refer to the SAI.

Rights of Accumulation. You may qualify for a “volume discount” on purchases of shares of the Fund if the total amount being invested in shares, in the aggregate, reaches levels indicated in the sales charge schedule above. Under this “Right of Accumulation,” you may combine your new purchases of shares with shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of the all other shares you own.

Letter of Intent. By signing a letter of intent (“LOI”) you can reduce your sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish LOI with the Fund you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Exempt Share Purchases. Investors (i) who purchase shares on the advice of an investment consultant to whom the investor has paid a fee relating to such advice; (ii) who acquire shares through an investment account with the Advisor or a brokerage account with an affiliate of the Advisor; or (iii) who acquired their shares in a 401(k) or other retirement program administered by a third party and which invest in the Fund through an omnibus account will not be subject to a sales charge. Purchases of shares by investors who are officers, directors, trustees or employees of the Advisor or the Trust, any of the Advisor’s affiliates, any selected dealer, or any member of the immediate family of the foregoing (including shares purchased as part of any such individual’s contribution to a qualified retirement plan including 401(k) plans) are not subject to any sales charge. Similarly exempt are shares acquired via exchange from other mutual funds (whether or not managed by the Advisor) as a result of a merger or reorganization or by an employee trust, pension, profit sharing, or other employee benefit plan. To make a sales charge exempt purchase, you must notify the Fund or your financial intermediary in writing at the time of the purchase order that an exemption will apply to your purchase. Additional information regarding sales charges exemptions is included in the SAI.

Reinstatement Privilege. Investors who sold shares of the Fund on which a sales charge was paid, may request to reinstate the shares previously sold at NAV, with no sales charge, within 120 calendar days. The reinstated shares must be registered exactly as previously redeemed. The Fund’s minimum investment must be met at the time of reinstatement. The sale of Fund shares and reinvestments may still result in a tax liability for federal income tax purposes. Send your written reinstatement request to Insight Small Cap Growth Fund, P.O. Box xxxx, Milwaukee, WI 53201, You can call the Fund at 1-866-XXX-XXXX for more information. You should keep the records necessary to demonstrate that the reinstatement privilege applies to your purchase.

Buying Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$5,000	$1,000
Retirement Accounts	$2,500	$1,000

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents (“Brokers”) authorized by the Fund to receive purchase orders. The Fund’s minimum initial investment (as well as subsequent additional investments) depends on the nature of the account as shown in the table above. For regular accounts, the Fund requires an initial investment of $5,000. For retirement and other non-taxable accounts (IRAs, SEP-IRAs, pension and profit sharing plans, etc.), the Fund requires an initial investment of $2,500. Minimum investment amounts may be made in an amount in excess of this amount and may be waived from time to time by the Fund. Minimum investment amounts are waived when shares are purchased by current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional purchases in the Fund may be made for $1,000 or more. Exceptions may be made at the Fund’s discretion. The additional purchases minimum is waived when shares are purchased by current or retired directors and employees of the Advisor and its affiliates. You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed below. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement. You may also make additional purchases by wire or through a broker. Please follow the procedures described in this Prospectus.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting management strategies and by increasing expenses. Accordingly, the Fund may reject your purchase order if in the Advisor’s opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to the Fund, or rejection otherwise would be in the Fund’s best interest. To discourage market timing, the Fund imposes fees on certain redemptions. The Fund will reject any purchase request that the Fund regards as disruptive to efficient portfolio management. Furthermore, a redemption fee is imposed on all Fund shares held for 30 days or less.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for you name, date of birth (for a natural person), your residential address or principal place of business, as the case may be, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. The Fund reserves the right to deny applications or redeem your account if the application is not in good order.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with Puerto Rico, Guam, U.S. Virgin Islands or United States military APO or FPO addresses.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). If elected on your account application, money can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of the month. In order to participate in the AIP, each purchase must be in the amount of $500 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. You may terminate your participation in the AIP by notifying the Transfer Agent at 1-866-______________, five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

Your share price will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the “Insight Small Cap Growth Fund.” All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern time) will receive the next business day’s NAV.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through a sales agent (e.g., broker-dealer or other financial intermediary). The Fund is also offered directly through the distributor. An order placed with a sales agent is treated as if it was placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your sales agent will hold your shares in a pooled account in the sales agent’s name. The Fund may pay the sales agent to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The sales agent who offers shares may require payment of fees from its individual clients. If you invest through a sales agent, the policies and fees may be different than those described in this Prospectus. For example, the sales agent may charge transaction fees or set different minimum investments. The sales agent is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your sales agent to see if they are an approved sales agent of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application form and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail Insight Small Cap Growth Fund P.O. Box ______________ Milwaukee, Wisconsin 53201	Overnight Delivery Insight Small Cap Growth Fund 803 West Michigan Street Milwaukee, Wisconsin 53233 -2301

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-866-__________________ and you will be allowed to move money in amounts of $1,000 or more, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern time) shares will be purchased in your account at the NAV determined on that day. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or send by overnight delivery your account application to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

UMB Bank, N.A.
ABA Number _______________________

For credit to Insight Small Cap Growth Fund
A/C# _________________________

For further credit to:
Insight Small Cap Growth Fund
Your account number
Name(s) of investor(s)
Social security or tax ID numbers

Before sending your wire, please contact the Transfer Agent at 1-866-__________________ to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. (Eastern time) to be eligible for same day pricing. The Fund and UMB Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary
If you purchased your shares through a sales agent (e.g., broker-dealer or other financial intermediary), your redemption order must be placed through the same sales agent. The sales agent must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern time) for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern time) will receive the next business day’s NAV. Please keep in mind that your sales agent may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to the Fund at the address below. Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the redemption request. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail Insight Small Cap Growth Fund P.O. Box ____________ Milwaukee, Wisconsin 53201	Overnight Delivery Insight Small Cap Growth Fund 803 West Michigan Street Milwaukee, Wisconsin 53233 -2301

A Medallion signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $50,000 worth of shares;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 15 days;

•	If ownership is changed on your account; or

•	When establishing or modifying certain services on your account.

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion guarantee of their signature(s) by an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

By telephone
To redeem shares by telephone, call the Fund at 1-866-_______________ and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount, by instructing the Fund by phone at 1-866-_______________. Unless noted on the initial application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•	That you correctly state the Fund account number;
•	The name in which your account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you each month or quarter. Your account must have a value of at least $5,000 for you to be eligible to participate in the Systematic Withdrawal Plan (the “SWP”). The minimum withdrawal is $1,000. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-866-_______________. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent sufficiently in advance of the next withdrawal.

Payment of Redemption Proceeds

You may redeem the Fund’s shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern time) will usually be sent to the bank you indicate or mailed on the following day to the address of record. In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days). Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to 10% federal income tax withholding.

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. Redemptions-in-kind are taxable events for federal income tax purposes in the same manner as when the sale proceeds are paid in cash.

Tools to Combat Frequent Transactions

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. There will be no redemption fee on the redemption of shares acquired through reinvestment of distributions. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.

Although the Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.

Monitoring Trading Practices
The Fund monitors trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

Fair Value Pricing
The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Fund does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, e.g., discussion of non-U.S. securities below). Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed by the Board. There can be no assurances that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
reject any purchase request for any reason. Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV;

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application form or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue code of 1986, as amended (the “Code”). If the Fund so qualifies, it will not pay federal income tax on the net investment income and capital gains that it distributes to its shareholders.

The Fund intends to distribute all of its net investment income and capital gains, if any, to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends or distributions are received in cash or additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. For taxable years beginning on or before December 31, 2010, distributions designated as qualified dividend income are taxed to individuals and other noncorporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Distributions of net long-term capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long the shareholder has held Fund shares. Long-term capital gain is currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long the shareholder has held Fund shares. Dividends paid by the Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Information on the federal income tax status of dividends and distributions is provided annually.

By law, the Fund must withhold a percentage of your distributions and redemption proceeds (“backup withholding”) if you do not provide your correct social security or taxpayer identification number or certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. Shareholders may be limited in their ability to utilize capital losses. You are responsible for any tax liabilities generated by your transaction.

Prospective shareholders of the Fund should consult with their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS

Investment Advisor
Insight Capital Research & Management, Inc.®
2121 N. California Blvd., Suite 560
Walnut Creek, CA 94596

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLC
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233-2301

Insight Small Cap Growth Fund
A series of Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

.

The SAI is available free of charge on the Fund’s website at www.___________________.com. You can obtain a free copy of the SAI, request other information, or make general inquires about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-866- ________________ or by writing to:

Insight Small Cap Growth Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:
•	Free of charge from the SECs EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- 21719)

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
__________________ , 2008

INSIGHT SMALL CAP GROWTH FUND
a series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated ___________, 2008, as may be amended from time to time, of the Insight Small Cap Growth Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”). Insight Capital Research & Management, Inc.® (the “Advisor”) is the Advisor to the Fund. A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number below.

Insight Small Cap Growth Fund
c/o UMB Fund Services, LLC
P.O. Box ______
Milwaukee, Wisconsin 53202
1-866-__________

THE TRUST	2
INVESTMENT OBJECTIVE AND POLICIES	2
MANAGEMENT	12
PORTFOLIO TRANSACTIONS AND BROKERAGE	21
PORTFOLIO TURNOVER	23
PROXY VOTING POLICY	23
ANTI-MONEY LAUNDERING PROGRAM	24
PORTFOLIO HOLDINGS INFORMATION	24
DETERMINATION OF NET ASSET VALUE	26
PURCHASE AND REDEMPTION OF FUND SHARES	27
FEDERAL INCOME TAX MATTERS	28
DIVIDENDS AND DISTRIBUTIONS	32
GENERAL INFORMATION	33
FINANCIAL STATEMENTS	35
APPENDIX “A”	36

THE TRUST

The Trust (formerly called Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust changed its name to Investment Managers Series Trust on ____________, 2007. The Trust currently consists of one other series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging growth companies. The Fund is diversified. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. A fund is then subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the Fund’s Prospectus as to investment policies of the Fund.

Investment Company Securities

The Fund may invest in securities issued by other registered investment companies. The Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Advisor and subject to the Fund’s investment restrictions set forth in its Prospectus and SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, the Fund may make interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than can be supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Government Obligations

The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies if it is not obligated to do so by law.

The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Options on Securities

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including exchange traded funds (“ETFs”), and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U. S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading were interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification of the Fund as a regulated investment company. See “Dividends and Distributions” and “Federal Income Taxation.”

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Illiquid Securities

Typically, the Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called, “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

The Fund may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales

The Fund does not intend to engage in short selling. However, it may engage in short selling involving commitments (on a daily marked-to-market basis) not to exceed 25% of its net assets. In a short sale, the Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days notice. As a matter of fundamental policy, the Fund is diversified.

In addition, the Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

5.	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

6.
Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not:

1.
Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law; or

2.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, administrator, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies, and policies and to general supervision by the Board.

The trustees and officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees*	Other Directorships Held
Independent Trustees

Charles H. Miller (born 19__) 2220 E. Route 66 Suite 226 Glendora, CA 91740	Trustee	Indefinite term since ______ 2007.	Executive Vice President, Client Management and Development, Access Data Corporation, a provider of technology and services to asset management firms (1997-present).

Ashley Toomey Rabun (born 19__) 2220 E. Route 66 Suite 226 Glendora, CA 91740	Trustee	Indefinite term since ______ 2007.	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).

William H. Young (born 19__) 2220 E. Route 66 Suite 226 Glendora, CA 91740	Trustee	Indefinite term since ______ 2007.
Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).

Interested Trustee of the Trust
John P. Zader** (born 1961) 803 W. Michigan Street Milwaukee, WI 53233	Trustee and President	Indefinite term since ______, 2007.***	Chief Executive Officer, UMB Fund Services, LLC since December 2006; Consultant, Jefferson Wells from September 2006 to December 2006; Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC from August 1988 to May 2006.	1	None.

Officers of the Trust
Eric M. Banhazl (born 1957) 2220 E. Route 66 Suite 226 Glendora, CA 91740	Vice President	Annual. Since ______, 2007.	President, Mutual Fund Administration Corp. since September 2006; Senior Vice President, U.S. Bancorp Fund Services, LLC from July 2001 to August 2006.	1	N/A

Rita Dam (born 1966) 2220 E. Route 66 Suite 226 Glendora, CA 91740	Treasurer	Annual. Since ______, 2007.	Vice President, Mutual Fund Administration Corp. since October 2006; Vice President, U.S. Bancorp Fund Services, LLC from _______1994 to September 2006.	N/A	N/A

Joy Ausili (born 1966) 2220 E. Route 66 Suite 226 Glendora, CA 91740	Secretary	Annual. Since ______, 2007.	Vice President, Mutual Fund Administration Corp. since September 2006; Vice President, U.S. Bancorp Fund Services, LLC from May 1997 to August 2006.	N/A	N/A

*
The Trust is comprised of two portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

**	Mr. Zader is an interested person of the Trust by virtue of his position as President of the Trust and Chief Executive Officer of UMB Fund Services, Inc.
***	Mr. Zader ‘s term of office as President of the Trust is annual

Compensation

The Independent Trustees receive $5,000 for each meeting attended and the Chairperson receives $6,000 for each meeting attended. The Audit Committee chairman receives an additional $500 for each Audit Committee meeting. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Independent Trustees

________________, Trustee	$0	None	None	$0

________________, Trustee	$0	None	None	$0

________________, Trustee	$0	None	None	$0
[1]	Estimated annual compensation.

Board Committees

The Trust has four standing committees: The Audit Committee, the Nominating Committee, and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any Interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee has not met with respect to the Fund.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not met with respect to the Fund. The Independent Trustees comprise the Nominating Committee.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. The QLCC has not met with respect to the Fund.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of the Board of Trustees. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees. The Valuation Committee has not met with respect to the Fund.

Fund Shares Beneficially Owned by Trustees. As of __________, 2007, no Trustee, including the Independent Trustees, beneficially owned shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
_____________, Independent Trustee	None	None
_____________, Independent Trustee	None	None
_____________, Independent Trustee	None	None
John Zader, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the date of this SAI, the Fund is under the control of _____________________, an affiliate of the Advisor, who had voting authority with respect to 100% of the outstanding shares in the Fund on such date. However, once the Fund commences investment operations and its shares are sold to the public, _____________' control will be diluted. The Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or any affiliate of the Advisor or Distributor. Accordingly, neither the Trustees who are “not interested” persons of the Fund nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.

The Advisor

Insight Capital Research & Management, Inc.,® 2121 N. California Blvd., Suite 560, Walnut Creek, CA 94596, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement dated ________ will remain in effect for an initial two year period. After the initial two years period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of a Fund’s average daily net assets specified in the Prospectus.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the limit set forth in the Expense Table in the Prospectus (the “expense cap”). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Portfolio Manager

Lee Molendyk and Lance Swanson are the portfolio managers responsible for the day-to-day management of the Fund. The following table shows the number of other accounts managed by Mr. Molendyk and Mr. Swanson and the total assets in the accounts managed within various categories as of ________, 2008.

Lee Molendyk

With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies
Other Pooled Investments
Other Accounts

Lance Swanson

With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies
Other Pooled Investments
Other Accounts

Material Conflict of Interest. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, Mr. Molendyk and Mr. Swanson will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Molendyk and Mr. Swanson. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Pending

Securities Owned in the Fund by Portfolio Managers. As of the date of this SAI, the portfolio managers did not own any of the equity securities of the Fund.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMB”), 803 West Michigan Street, Milwaukee, Wisconsin, 53233 and Mutual Fund Administration Corp. (“MFAC”), 2220 Route 66, Suite 226, Glendora, CA 91740, (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

UMB also acts as fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a., an affiliate of UMB, is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri, 64104. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

___________________ is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601-1003, is independent counsel to the Fund and the Independent Trustees.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Grand Distribution Services, LLC, 803 West Michigan Street, Milwaukee, Wisconsin, 53233 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administrative services and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous. The Distributor, UMB and Custodian are affiliated companies. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Rule 12b-1 Plan

The Board has adopted, on behalf of the Fund, a plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “A Plan”). The A Plan provides that the Fund will pay a 12b-1 distribution/shareholder services fee to the Distributor at an annual rate of up to 0.25% of its average daily net assets for expenses incurred in marketing its shares, including advertising, printing and compensation to securities dealers or other industry professionals.

Shareholder Servicing Plan

The Board has adopted, on behalf of the Fund, a Shareholder Servicing Plan (the “Servicing Plan”) under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Fund will pay the Advisor a monthly fee at an annual rate of 0.10% of the Fund’s average daily net assets. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a “Participating Organization”) out of the fees the Advisor receives from the Fund under the Servicing Plan to the extent that the Participating Organization performs shareholder servicing functions for, Class A shares owned by its customers.

Dealer Commissions

Sales charges imposed on purchases of the Fund shares are paid to retail dealers, as follows:

Amount Invested	Sales Charge as a % of Offering Price
Less than $50,000	4.75%
$50,000 but less than $100,000	4.25%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.50%
$500,000 but less than $1,000,000	1.50%
$1 million or more	*
* A commission of up to 1.00% is paid to financial institutions that initiate purchases of $1 million or more.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted the Advisor’s Proxy Policies which underscore the Advisor’s concern that all proxies voting decisions be made in the best interests of the Fund and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

The Advisor has established a general statement of voting policy and specific voting positions. This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund. There will be regular review of this policy. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending each June 30th. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-866-XXX-XXXX and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Fund maintain portfolio holdings disclosure policies (the “Holdings Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. When the Advisor’s web site is established, the Fund’s complete portfolio holdings will be available at the end of each calendar quarter with a five to ten day lag time.

Pursuant to the Fund’s Holdings Policies, information about the Fund’s portfolio holdings is not distributed to any person unless:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to UMB, MFAC and the Board, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee.

Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include:

▪	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Wilshire & Associates, Inc.; Thomson Financial; Citigate Financial Intelligence; and Interactive Data Corporation; or

▪
Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: UMB; MFAC; the Board; and the Trust’s attorneys and accountants (currently ____________), all of which typically receive such information after it is generated.

Any disclosure to additional parties not described above is made with the approval of either the Trust’s CCO or his or her designee, pursuant to the Fund’s Holdings Policies.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Policies, codes of ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Holdings Policies. The Board reserves the right to amend the Holdings Policies at any time without prior notice in their sole discretion.

In the event of a conflict between the interests of the Fund and the interests of the Advisor or an affiliated person of the Advisor, the Chief Compliance Officer of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Advisor’s Board of Directors and to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s Chief Compliance Officer or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: Co-Administrators, fund accountant, Custodian, transfer agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s web site may only be provided to additional third parties, in accordance with the Holdings Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement.

In no event shall the Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders; or (iv) to ensure a recent purchase made by check clears.

FEDERAL INCOME TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements under the Code, including, among other things, the source of its income, diversification of its assets and timing of distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (determined without regard to the deduction for dividends paid) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. In order to avoid liability for the feral excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), generally will be taxed to noncorporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund designates the amount distributed as qualified dividend income an certain holding period and other requirements are satisfied. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15% without regard to how long a shareholder has held shares of the Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after December 31, 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income. Dividends paid by the Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided the Fund designates the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The designated amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policies, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, a portion of the distributions by the Fund will be eligible for treatment as qualified dividend income or the dividends received deduction. However, the portion of the Fund’s gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and, therefore, cannot be predicted with any certainty. Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. Any loss realized upon a redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially indentical stock or security are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

The Fund’s transactions in options and other similar transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated a qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor its transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.

However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law or if the IRS is notified, the Fund that such withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty).

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of two series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers Class A shares only.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Board, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX “A”
DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA -- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA --very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-	Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

-	Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

-	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

-	SP-2 Satisfactory capacity to pay principal and interest.

-	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

-
MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

-	MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

-
MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

-
MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

PART C: OTHER INFORMATION

(Insight Small Cap Growth Fund)

ITEM 23. EXHIBITS

(a)   (1) Agreement and Declaration of Trust of Registrant (2)
(2) Certificate of Trust (2)
(3) Amendments to Certificate of Trust (**)
(4) Amendment to Agreement and Declaration of Trust(**)
(b) By-Laws of Registrant (1)
(c) Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement (*)
(e) Distribution Agreement (*)
(f) Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (*)
(h) Other Material Contracts
(1) Transfer Agency Agreement (*)
(2) Fund Accounting Agreement (*)
(3) Co-Administration Agreement (*)
(4) Operating Expense Agreement (*)
(i) Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. (*)
(j) Consent of Independent Registered Public Accounting Firm (*)
(k) Not applicable
(l) Initial Subscription Agreement(*)
(m)   (1) Plan of Distribution pursuant to Rule 12b-1 (*)
(2) Shareholder Services Plan (*)
(n) Rule 18f-3 Plan (*)
(p)   (1) Code of Ethics of the Trust(*)
(2) Codes of Ethics of the Advisor(*)
(q) Power of Attorney
__________________________________________________________________
(*) To be filed by amendment.
(**) Filed herewith.

(1) Previously filed in Registrant's Pre-Effective Amendment No. 3 as filed with the Commission on June 17, 2005.
(2) Previously filed in Registrant's Post-Effective Amendment No. 14 as filed with the Commission on March 31, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information

ITEM 25. INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 27. PRINCIPAL UNDERWRITER

(a)	Grand Distribution Services, LLC currently serves as distributor of the shares of the Marshall Funds, Inc. and Stewart Capital Mutual Funds.

(b)	To the best of Registrant’s knowledge, the officers of Grand Distribution Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH GRAND DISTRIBUTION SERVICES LLC	POSITIONS AND OFFICES WITH REGISTRANT
Peter J. Hammond 803 W. Michigan Street Milwaukee, WI 53233	President	None

Christine L. Mortensen 803 W. Michigan Street Milwaukee, WI 53233	Treasurer	None

Constance Dye Shannon 803 W. Michigan Street Milwaukee, WI 53233	Secretary and Chief Compliance Officer	None

(c)   Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Transfer Agent, Fund Accounting and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 10th Floor Kansas City, Missouri 64106
Registrant’s Investment Adviser	Insight Capital Research & Management, Inc.® 2121 N. California Blvd., Suite 560 Walnut Creek, CA 94596
Registrant’s Distributor	Grand Distribution Services, LLC 803 W. Michigan Street Milwaukee, WI 53233

ITEM 29.  MANAGEMENT SERVICES

Not applicable

ITEM 30.  UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 3rd day of December, 2007.

INVESMENT MANAGERS SERIES TRUST

By: /s/ JOHN P. ZADER
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 3rd day of December, 2007, by the following persons in the capacities set forth below.

Signature	Title
/s/ ASHLEY TOOMEY RABUN
Ashley Toomey Rabun	Trustee
/s/ WILLIAM H. YOUNG
William H. Young	Trustee
/s/ CHARLES H. MILLER
Charles H. Miller	Trustee
/s/ JOHN P. ZADER
John P. Zader	Trustee and President
/s/ RITA DAM
Rita Dam	Treasurer and Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit	Exhibit No.
Amendments to Certificate of Trust	EX.99.a.3
Amendment to Agreement and Declaration Trust	EX.99.a.4